Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 1st Source Corporation (1st Source) on Form 10-Q for the quarterly period ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrea G. Short, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of 1st Source.

Date: April 22, 2021

/s/ ANDREA G. SHORT
Andrea G. Short
Chief Financial Officer